TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund

TDAM Institutional Municipal Money Market Fund

TDAM Institutional U.S. Government Fund

TDAM Institutional Treasury Obligations Money Market Fund

Supplement dated July 17, 2012 to the Statement of Additional Information

dated February 28, 2012, as supplemented to date

The section of the Statement of Additional Information entitled “INVESTMENT POLICIES AND RESTRICTIONS – Commercial Paper and Similar Securities” is amended by deleting the second sentence of the second paragraph.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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